4. Loan Servicing	12 Months Ended
Dec. 31, 2018
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $176,083,984 and $185,757,658 at December 31, 2018 and 2017, respectively. Net gain realized on the sale of loans was $345,780 and $317,432 for the years ended December 31, 2018 and 2017, respectively.

The following table summarizes changes in MSRs for the years ended December 31,

	2018	2017

Balance at beginning of year	$1,083,286	$1,210,695
MSRs capitalized	110,209	109,297
MSRs amortized	(188,547)	(236,706)
Change in valuation allowance	0	0
Balance at end of year	$1,004,948	$1,083,286